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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2002


                              ACCRUE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)


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
         DELAWARE                           000-26437                    94-3238684
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer
 incorporation or organization)                                      Identification No.)
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                               48634 Milmont Drive
                         FREMONT, CALIFORNIA 94538-7353
               (Address of principal executive offices) (Zip code)


                                 (510) 580-4500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      On May 20, 2002, Accrue Software, Inc., a Delaware corporation ("Accrue"), announced the transfer of its stock listing from the Nasdaq National Market System to the Nasdaq SmallCap Market System.

      A copy of Accrue's press release announcing such transfer of its stock listing to the Nasdaq SmallCap Market is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  Press release dated May 20, 2002.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ACCRUE SOFTWARE, INC.



Date: May 21, 2002                    By:  /s/ Gregory S. Carson
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                                INDEX TO EXHIBITS

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EXHIBIT
NUMBER               DESCRIPTION
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
99.1                 Press release dated May 20, 2002.
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